UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2014

Aon plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	1-7933	98-1030901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Devonshire Square, London, England (Address of Principal Executive Offices)	EC2M 4PL (Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

On July 25, 2014, Aon plc issued a press release (the “Press Release”) announcing its results of operations for the quarter ended June 30, 2014.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(a) - (c)   Not applicable.

(d)           Exhibits:

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Aon plc on July 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

		By:	/s/ Christa Davies
Christa Davies
Executive Vice President and Chief Financial Officer

Date:	July 25, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Aon plc on July 25, 2014.

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